SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 27, 1999
                       ----------------------------------
                        (Date of Earliest Event Reported)


                              EQUITY ONE ABS, INC.
    -------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
                November 30, 1998, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 1998-1)
             (Exact Name of Registrant as specified in its charter)


        Delaware                   333-24599                  52-2029487
------------------------      ---------------------     -----------------------
(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 5. Other Events

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the December 27, 1999 Distribution Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EQUITY ONE ABS, INC.


                                             By: /s/ Dennis Kildea
                                                 -----------------------------
                                                 Dennis Kildea, Vice President


Dated: December 28, 1999

                                                                         ANNEX A

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                                                         PAGE #1
          DISTRIBUTION: 27-Dec-99
           RECORD DATE: 24-Dec-99

                  ORIGINAL           BEGINNING                                                      ENDING
                 CERTIFICATE        CERTIFICATE     PRINCIPAL         INTEREST       TOTAL        CERTIFICATE
       CLASS       BALANCE            BALANCE      DISTRIBUTION     DISTRIBUTION  DISTRIBUTION      BALANCE
      ------    --------------     -------------   ------------     ------------  ------------   -------------
        A-1     100,027,563.57     80,082,706.96   1,573,771.43      447,128.45   2,020,899.88   78,508,935.53
        A-2      25,002,775.06     19,513,457.83     333,659.32      113,503.28     447,162.60   19,179,798.51
         R                 N/A               N/A           0.00            0.00           0.00             N/A
      ------    --------------     -------------   ------------     ------------  ------------   -------------
      TOTALS    125,030,338.63     99,596,164.79   1,907,430.75      560,631.73   2,468,062.48   97,688,734.04


                          FACTOR INFORMATION PER $1,000                                 PASS THRU RATES
       ----------------------------------------------------------------                 -----------------
                                                             ENDING
                   CUSIP      PRINCIPAL       INTEREST     CERTIFICATE                            PASS
       CLASS       NUMBER    DISTRIBUTION   DISTRIBUTION     BALANCE                    CLASS   THRU RATE
       -----     ---------   ------------   ------------   ------------                 -----   ---------
        A-1      294751AF9    15.73337762    4.47005239    784.87301628                  A-1    6.70000%
        A-2      294751AG7    13.34489149    4.53962729    767.10678971                  A-2    6.98000%


                     IF THERE ARE ANY QUESTIONS OR COMMENTS,
                  PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

              ARANKA PAUL
              THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES 450 WEST 33RD STREET, 14TH FLOOR
              NEW YORK, NEW YORK 10001
              (212)946-3236

[LOGO CHASE]                        (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                                                         PAGE #2
          DISTRIBUTION: 27-Dec-99
          RECORD DATE: 24-Dec-99


                                                                    GROUP I         GROUP II
                                                                 ------------      ----------
[SEC. 4.03 (a) (i)     TOTAL PRINCIPAL DISTRIBUTION              1,573,771.43      333,659.32

                       SCHEDULED PRINCIPAL DUE                     131,471.34       22,637.07
                       CURTAILMENTS                                 81,210.76      305,295.51
                       PAYOFFS                                   1,361,089.33        5,726.74
                       REPURCHASES PRINCIPAL BALANCE                     0.00            0.00
                       LIQUIDATION PROCEEDS                              0.00            0.00
                       LOAN LOSSES                                       0.00            0.00
                       SUBSTITUTE LOAN ADJUSTMENT AMOUNT                 0.00            0.00
                       PRINCIPAL SHORTFALL                               0.00            0.00


[SEC. 4.03 (a) (ii)    TOTAL INTEREST DISTRIBUTION

                                                                    PREVIOUSLY       CURRENT        TOTAL
                                                     SCHEDULED        UNPAID        INTEREST      INTEREST
                                                     INTEREST        INTEREST       SHORTFALL     SHORTFALL
                                                    ----------      ----------      ---------     ---------
                       CLASS A-I DISTRIBUTION       447,128.45         0.00            0.00          0.00
                       CLASS A-2 DISTRIBUTION       113,503.28         0.00            0.00          0.00


[SEC. 4.03 (a) (iii)   TOTAL SHORTFALL

                                                     ALLOC TO INT    ALLOC TO PRIN    SHORTFALL
                                                     ------------    -------------    ---------
                       CLASS A-1 DISTRIBUTION            0.00             0.00            0.00
                       CLASS A-2 DISTRIBUTION            0.00             0.00            0.00


[SEC. 4.03 (a) (iv)    ENDING CERTIFICATE BALANCE           CLASS A-1          CLASS A-2
                                                          -------------      -------------
                                                          78,508,935.53      19,179,798.51


[SEC. 4.03 (a) (v)     POOL SCHEDULED PRINCIPAL BALANCE                      97,688,734.04

                                                             GROUP I           GROUP II
                                                          -------------      -------------
                                                          78,508,935.53      19,179,798.51


[SEC. 4.03 (a) (vi)    SERVICING FEES

                                                             GROUP I           GROUP II
                                                            ---------          --------
                                                            32,712.05          7,991.58


[SEC. 4.03 (a) (viii)

                                                                        GROUP I        GROUP II
                                                                      ----------      ----------
                       ADVANCES INCLUDED IN CURRENT DISTRIBUTION      (20,858.63)     (10,885.31)

                       AGGREGATE AMOUNT OF ADVANCES OUTSTANDING       299,290.84       60,967.66


[LOGO CHASE]                        (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

           DISTRIBUTION:      27-Dec-99
            RECORD DATE:      24-Dec-99                                  PAGE #3

SEC.4.03(a)(ix)
                 --------------------------------------------------------------
                                      GROUP I DELINQUENCIES
                 --------------------------------------------------------------
DELINQUENCIES    PERIOD        NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 --------------------------------------------------------------
                  1 - 30 DAYS   230      23.23%      19,460,666.62      24.79%
                 31 - 60 DAYS    30       3.03%       2,195,282.06       2.80%
                 61 - 90 DAYS     9       0.91%         605,885.78       0.77%
                 91 + DAYS       13       1.31%         977,852.18       1.25%
                 --------------------------------------------------------------

                 --------------------------------------------------------------
                                     GROUP II DELINQUENCIES
                 --------------------------------------------------------------
                 PERIOD        NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 --------------------------------------------------------------
                  1 - 30 DAYS    17      17.53%       3,120,047.88      16.27%
                 31 - 60 DAYS     3       3.09%         491,213.24       2.56%
                 61 - 90 DAYS     1       1.03%         133,436.85       0.70%
                 91 + DAYS        1       1.03%         351,315.61       1.83%
                 --------------------------------------------------------------

                 --------------------------------------------------------------
                                    GROUP I FORECLOSURE
                 --------------------------------------------------------------
FORECLOSURE      PERIOD        NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 --------------------------------------------------------------
                  1 - 30 DAYS     0       0.00%              0.00       0.00%
                 31 - 60 DAYS     0       0.00%              0.00       0.00%
                 61 - 90 DAYS     0       0.00%              0.00       0.00%
                 91 + DAYS        5       0.51%        406,974.02       0.52%
                 --------------------------------------------------------------

                 --------------------------------------------------------------
                                    GROUP II FORECLOSURE
                 --------------------------------------------------------------
                 PERIOD        NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                  1 - 30 DAYS     0       0.00%               0.00       0.00%
                 31 - 60 DAYS     0       0.00%               0.00       0.00%
                 61 - 90 DAYS     0       0.00%               0.00       0.00%
                 91 + DAYS        2       2.06%         131,962.16       0.69%
                 --------------------------------------------------------------

SEC.4.03(a)(x)   LOANS THAT BECAME REO PROPERTY DURING REPORTING PERIOD:

                             LOAN NUMBER          PRIN BAL
                             -----------------------------
                 GROUP I        0.00                0.00
                 GROUP II       0.00                0.00
                             -----------------------------

SEC.4.03(a)(xi)  OUTSTANDING REO PROPERTIES
                                     -----------------------------------
                                                   GROUP I
                                     -----------------------------------
                                     NUMBER  PRINCIPAL BAL  MARKET VALUE
                                     -----------------------------------
                                        1      126,258.14    133,000.00
                                     -----------------------------------

                                     -----------------------------------
                                                   GROUP II
                                     -----------------------------------
                                     NUMBER  PRINCIPAL BAL  MARKET VALUE
                                     -----------------------------------
                                        0        0.00           0.00
                                     -----------------------------------

SEC.4.03(a)(xii)  CROSS-COLLATERALIZATION
                                           GROUP I          GROUP II
                                          --------          --------
                                          --------------------------
                                            0.00              0.00
                                          --------------------------

[CHASE LOGO]                       (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

           DISTRIBUTION:     27-Dec-99                                   PAGE #4
           RECORD DATE:      24-Dec-99

SEC.4.03(a)(xiii)     AMOUNTS WITHDRAWN FROM SPREAD ACCT
                      FOR DEPOSIT TO DISTRIBUTION ACCT

                                             GROUP I  GROUP II
                                             -----------------
                                              0.00      0.00
                                             -----------------

                                                                      CLASS A-1     CLASS A-2
                                                                    -----------   -----------
                                                                    -------------------------
SEC.4.03(a)(xiv)    MONTHLY SPREAD ACCT DEPOSIT AMOUNT                 83,753.37    20,641.46
                                                                    -------------------------

                                                                    -------------------------
                    SPREAD ACCT DEPOSIT PERCENTAGE                          100%         100%
                                                                    -------------------------

                                                                    -------------------------
                    SPREAD ACCT DEPOSIT AMOUNT                         83,753.37    20,641.46
                                                                    -------------------------

                                                                    ------------
                    SPREAD ACCT EXCESS                                      0.00
                                                                    ------------

                                                                    ------------
SEC.4.03(a)(xv)     SPREAD ACCT BALANCE AFTER DISTRIBUTION DATE     2,749,328.90
                                                                    ------------

                                                                    ------------
SEC.4.03(a)(xvi)    SPECIFIED SPREAD ACCT REQUIREMENT               3,000,728.13
                                                                    ------------

                                                                    ------------
SEC.4.03(a)(xvii)   3 LARGEST LOANS IN THE MORTGAGE POOL            2,063,997.62
                                                                    ------------


[CHASE LOGO]                       (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK